UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

Harbor Custom Development, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11505 Burnham Dr., Suite 301

Gig Harbor, Washington 98332

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	HCDI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 2, 2021, Harbor Custom Development, Inc. (the “Company”) appointed Jeffrey B. Habersetzer as Chief Operating Officer of the Company. Mr. Habersetzer served as the Secretary since September 2020 and General Counsel of the Company since December 2019 and will continue to serve in these positions until a replacement is hired. Mr. Habersetzer is 31 years old.

Mr. Habersetzer, born and raised in the greater Tacoma, Washington area, attended the University of Washington, receiving his Bachelor’s degree in History in 2012. After college, he was employed as a financial underwriter in the acquisitions department of a student-housing real estate owner/operator at University Communities LLC in Denver, Colorado. Subsequently, Mr. Habersetzer went on to Seattle University where he attained his Juris Doctorate and Master’s in Business Administration degree simultaneously, graduating Cum Laude in both programs in 2017. After passing the bar exam in Washington in 2017, Mr. Habersetzer opened his own practice specializing in business contracts, real estate, corporate governance, and other legal matters. Mr. Habersetzer left his own practice when he joined the Company in December 2019. Mr. Habersetzer has experience forming and managing corporations, constructing a multitude of business contracts, participating in litigation and disputes, as well as representing lenders in real estate closings and debt agreements, and other legal experience. Mr. Habersetzer has a strong commitment to volunteer work as evidenced by his service on the King County Bar Association Public Policy Committee, his time as a volunteer attorney at the Seattle Neighborhood Legal Clinic, and as a board member and Secretary at the Northwest Children’s Foundation.

There are no family relationships between Mr. Habersetzer and any of the officers or directors of the Company. There are no related party transactions with Mr. Habersetzer that are reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harbor Custom Development, Inc.

Date: June 2, 2021	By:	/s/ Jeff Habersetzer
Jeff Habersetzer
General Counsel and Secretary